BORROWINGS	12 Months Ended
May 31, 2011
Debt Disclosure Abstract
Debt Disclosure Text Block

Our available liquidity, including our cash and cash equivalents and amounts available under our committed credit facilities, stood at $887.4 million at May 31, 2011. Our debt-to-capital ratio was 46.7% at May 31, 2011, compared with 46.2% at May 31, 2010.

6.125% Notes due 2019

On October 9, 2009, we sold $300.0 million aggregate principal amount of 6.125% Notes due 2019 (the “Notes”). The net proceeds from the offering of the Notes were used to repay $163.7 million in principal amount of our unsecured notes due October 15, 2009, and approximately $120.0 million in principal amount of short-term borrowings outstanding under our accounts receivable securitization program. The balance of the net proceeds was used for general corporate purposes.

On May 27, 2011 we issued and sold an additional $150.0 million aggregate principal amount of the Notes. The offering was priced at 108.09% of the $150.0 million principal amount of Notes, together with accrued interest, but excluding the closing date, and at that price the Notes have a yield to maturity of 4.934%. Net proceeds of $162.1 million will be used for general corporate purposes, including working capital and potential acquisitions of complementary businesses or other assets.

6.50% Notes due 2018

On February 20, 2008, we issued and sold $250.0 million of 6.50% Notes due 2018. The proceeds were used to repay our $100.0 million Senior Unsecured Notes due March 1, 2008, the outstanding principal under our $125.0 million accounts receivable securitization program and $19.0 million in short-term borrowings under our revolving credit facility. This financing strengthened our credit profile and liquidity position, as well as lengthened the average maturity of our outstanding debt obligations.

Revolving Credit Agreement

On January 5, 2011, we established a new $400.0 million senior unsecured multi-currency revolving credit facility with a group of banks (the “New Credit Facility”). The New Credit Facility provides a $35.0 million sub-limit for swing loans (relatively short-term borrowings used for working capital purposes) and a $100.0 million sub-limit for the issuance of letters of credit. We have the option to increase the New Credit Facility by an aggregate principal amount not to exceed $100.0 million. The purpose of this New Credit Facility was to refinance our prior credit facility, and any borrowings from this New Credit Facility may be used for working capital, capital expenditures and general corporate purposes. The New Credit Facility matures four years from its closing date. The New Credit Facility requires us to comply with various customary affirmative and negative covenants, including a leverage covenant and interest coverage ratio. Under the terms of the leverage covenant, we may not permit our consolidated indebtedness as of any fiscal quarter end to exceed 60% of the sum of such indebtedness and our consolidated shareholders' equity on such date. The minimum required consolidated interest coverage ratio for EBITDA to interest expense is 3.50 to 1. The interest coverage ratio is calculated at the end of each fiscal quarter for the four fiscal quarters then ended.

As of May 31, 2011, we were in compliance with all covenants contained in our New Credit Facility, including the leverage and interest coverage ratio covenants. At that date, our leverage ratio was 47.9%, while our interest coverage ratio was 7.23 to 1.

Our access to funds under our New Credit Facility is dependent on the ability of the financial institutions that are parties to the New Credit Facility to meet their funding commitments. Those financial institutions may not be able to meet their funding commitments if they experience shortages of capital and liquidity or if they experience excessive volumes of borrowing requests within a short period of time. Moreover, the obligations of the financial institutions under our New Credit Facility are several and not joint and, as a result, a funding default by one or more institutions does not need to be made up by the others.

Accounts Receivable Securitization Program

On April 7, 2009, we replaced our existing $125.0 million accounts receivable securitization program, which was set to expire on May 7, 2009, with a new, three-year, $150.0 million accounts receivable securitization program (the “AR Program”). The AR program, which was established with two banks for certain of our subsidiaries (“originating subsidiaries”), contemplates that the originating subsidiaries will sell certain of their accounts receivable to RPM Funding Corporation, a wholly-owned special purpose entity (“SPE”), which will then transfer undivided interests in such receivables to the participating banks. Once transferred to the SPE, such receivables are owned in their entirety by the SPE and are not available to satisfy claims of our creditors or creditors of the originating subsidiaries until the obligations owing to the participating banks have been paid in full. The transactions contemplated by the AR program do not constitute a form of off-balance sheet financing and are, and will be, fully reflected in our financial statements. The entry into the new AR program increased our liquidity by $25.0 million, but also increased our financing costs due to higher market rates. The amounts available under the AR program are subject to changes in the credit ratings of our customers, customer concentration levels or certain characteristics of the underlying accounts receivable, and therefore at certain times we may not be able to fully access the $150.0 million of funding available under the AR program.

On May 28, 2010, we entered into an amendment to the AR Program whereby certain “Excluded Subsidiaries” would be excluded from the defined term, “Subsidiary” as used in the AR Program. Furthermore, the defined term “EBITDA” as used in the AR Program has been revised to add back non-cash charges or losses and subtract non-cash gains in each case related to, or resulting from, the bankruptcy filing of any Excluded Subsidiary.

On May 31, 2011, we entered into Amendment No. 5 to our Receivables Purchase Agreement, dated April 7, 2009. Amendment No. 5 extends the term of the AR Program to May 30, 2014, subject to possible earlier termination upon the occurrence of certain events. Pricing continues to be based on the Alternate Base Rate, a LIBOR market index rate or LIBOR for a specified tranche period plus a margin of 1.0%. This margin will increase to 1.25% if we do not maintain our public debt rating of at least BB+/Ba1/BB+ from any two of Standard & Poor's, Moody's or Fitch. In addition, a monthly unused fee is payable to the purchasers. Amendment No. 5 also modified or eliminated certain of the financial covenants under the AR Program. Under the terms of the amended AR Program, we may not permit our consolidated indebtedness calculated on the last day of each fiscal quarter to exceed 60% of the sum of such indebtedness and our consolidated shareholders' equity on such date. The interest coverage ratio covenant continues to require that we not permit the ratio, calculated at the end of each fiscal quarter for the four fiscal quarters then ended, of EBITDA to interest expense for such period to be less than 3.5 to 1. Finally, the fixed charge coverage ratio covenant under the pre-amended AR Program has been deleted. The financial tests that remain in the AR Program are substantially identical to the financial covenants contained in our New Credit Facility.

Our failure to comply with the covenants described above and other covenants contained in the New Credit Facility could result in an event of default under that agreement, entitling the lenders to, among other things, declare the entire amount outstanding under the New Credit Facility to be due and payable. The instruments governing our other outstanding indebtedness generally include cross-default provisions that provide that under certain circumstances, an event of default that results in acceleration of our indebtedness under the New Credit Facility will entitle the holders of such other indebtedness to declare amounts outstanding immediately due and payable.

We are exposed to market risk associated with interest rates. We do not use financial derivative instruments for trading purposes, nor do we engage in foreign currency, commodity or interest rate speculation. Concurrent with the issuance of our 6.7% Senior Unsecured Notes, RPM United Kingdom G.P. entered into a cross currency swap, which fixed the interest and principal payments in euros for the life of the 6.7% Senior Unsecured Notes and resulted in an effective euro fixed rate borrowing of 5.31%.

NOTE E — BORROWINGS

A description of long-term debt follows:

May 31,	2011	2010
(In thousands)

Unsecured 6.25% senior notes due December 15, 2013	$200,000	$200,000
Unsecured 6.50% senior notes due February 14, 2018(1)	247,522	247,153
Unsecured 6.125% senior note due October 15, 2019(2)	461,859	299,706
Unsecured 6.70% senior notes due November 1, 2015(3)	150,000	150,000
Revolving credit agreement for $400,000 with a syndicate of banks, through
January 5, 2015. Interest, which is tied to euro LIBOR and prime rate, averaged 2.80% and
3.90%, respectively, for euro denominated debt at May 31, 2011.	40,943
Revolving credit agreement for $400,000 with a syndicate of banks, through
December 29, 2011. Interest, which is tied to LIBOR and prime rate, averaged 2.48% and
4.38%, respectively, for U.S. denominated debt at May 31, 2010.		22,520
Other obligations, including capital leases and unsecured notes payable at various rates
of interest due in installments through 2016.	8,529	9,236
	1,108,853	928,615
Less: current portion	2,549	4,307
Total Long-Term Debt, Less Current Maturities	$1,106,304	$924,308

(1)       The $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated $2.5 million and $2.8 million at May 31, 2011 and 2010, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 6.704% for both years presented.

(2)       Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes. The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.3 million at May 31, 2011 and 2010. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%. The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $12.1 million at May 31, 2011. The premium effectively increased the proceeds from the financing. The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%.

(3)       We entered into a cross-currency swap, which fixed the interest and principal payments in euros, resulting in an effective fixed-rate borrowing of 5.31%.

The aggregate maturities of long-term debt for the five years subsequent to May 31, 2011 are as follows: 2012 — $2.5 million; 2013 — $1.0 million; 2014 — $201.1 million; 2015 — $42.1 million; 2016 — $151.1 million; and thereafter $711.1 million. Additionally, at May 31, 2011, we had unused lines of credit totaling $452.4 million.